SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC    20549


                              FORM 8-K



                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)
                          February 1, 2000


                           NS GROUP, INC.
      (Exact name of registrant as specified in its charter)


     Kentucky                 1-9838          61-0985936
 (State or other           (Commission       (IRS Employer
  jurisdiction of           File No.)         I.D. Number)
  incorporation)


530 West Ninth Street, Newport, Kentucky         41071
(Address of principal executive offices)       (Zip Code)

                          (606) 292-6809
       Registrant's telephone number, including area code:

Item 5.  Other Events

         On February 2, 2000, the Registrant issued a press release announcing the appointment of Rene J. Robichaud as Chief Executive Officer of the Company and the retirement of Clifford R. Borland from the position. A copy of such press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c) Exhibits

         99.  Press release dated February 2, 2000


                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NS GROUP, INC.
                               (Registrant)

Date:  February 3, 2000        By:  /s/Thomas J. Depenbrock

                               Thomas J. Depenbrock
                               Vice President and
                               Corporate Controller